SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 25, 2014

Pope Resources, A Delaware Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-1313292 (I.R.S. Employer Identification No.)

19950 Seventh Avenue NE, Suite 200, Poulsbo, Washington 98370

(Address of principal executive offices)            (ZIP Code)

Registrant's telephone number, including area code (360) 697-6626

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01	Regulation FD Disclosure

The matters set forth in response to Item 8.01 below are incorporated herein by reference. A copy of the press release announcing this transaction is attached hereto as Exhibit 99.1 and is furnished (and not filed) herewith.

Item 8.01	Other Events

On August 25, 2014 the registrant announced that it closed on a block purchase of 108,276 units at $68.00 per unit (which excludes commissions payable upon settlement) from a single unitholder. The units represent 2.4% of total units outstanding and will be retired.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release of the registrant dated August 25, 2014

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

DATE: August 25, 2014	BY:	/s/ Thomas M. Ringo
Thomas M. Ringo
President, Chief Executive Officer and CFO, Pope Resources, A Delaware Limited Partnership, and Pope MGP, Inc., General Partner